UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2025

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	92-3978051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

On December 1, 2025, in connection with the consummation of the sale by Cannae Holdings, LLC of 2,344,482 Class A Shares of Company Stock of System1, Inc. (the "Company") described in further detail in Item 8.01 below, Ryan Caswell notified the Board of Directors (the "Board") of the Company of his resignation from the Board, effective as of the close of business on December 1, 2025. Mr. Caswell did not serve on a Committee of the Board as of the effective date of his resignation from the Board. Mr. Caswell’s resignation from the Company’s Board did not arise as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Section 8 - Other Events

Item 8.01 Other Events.

Sale of Shares by Cannae Holdings LLC

On December 1, 2025, Cannae Holdings, LLC ("Cannae"), the Company’s largest individual shareholder, completed the sale of 2,344,482 shares of the Company’s Class A Common Stock (the "Cannae Shares") in a privately negotiated off-market transaction (the "Cannae Share Sale") to Kenloch Holdings, LLC ("Kenloch"), a new entity formed by certain members of management and independent directors of the Company and managed by Michael Blend, the Company’s co-founder, chief executive officer and chairman of the board. Pursuant to the terms of the Cannae Share Sale, Kenloch purchased the Cannae Shares for an aggregate purchase price of $9,979,315.50 (or $4.2565 per share), consisting of (i) $5,239,328.11 paid in cash and (ii) a secured promissory note in the aggregate principal amount of $4,739,987.39 (the "Promissory Note"), which is secured by the Cannae Shares.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date:	December 3, 2025	By:	/s/ Daniel J. Weinrot
		Name:	Daniel J. Weinrot
		Title:	General Counsel & Corporate Secretary
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